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                                                                    EXHIBIT 10.5


                                 LOAN AGREEMENT

         THIS AGREEMENT is made and entered into as of July 19, 2000, by and between GLOBAL ELECTION SYSTEMS, INC., a Delaware corporation, 1611 Wilmeth Road, McKinney, Texas 75069 (the "Borrower") and HIBERNIA NATIONAL BANK (the "Bank") having an office at 2300 Eldorado Parkway, McKinney, Texas 75070. This Loan Agreement governs the terms and conditions of a Five Million and No/100 Dollars ($5,000,000.00) revolving line of credit from Bank to Borrower (herein referred to as the "loan").

         Bank is willing to grant the aforementioned loan request upon the terms as set forth hereinafter. It is expressly understood and agreed by the Bank and Borrower that the agreements contained herein shall supersede and be substituted for any prior agreement or amendment subsequent hereto, it being the intention of the parties that this Loan Agreement govern henceforth the rights and obligations of the parties relative to the indebtedness described herein.

                                   WITNESSETH:

         WHEREAS, The Borrower is currently indebted to Bank as evidenced by a Promissory Note Dated October 12, 1998, Loan No. 3531597:0101, with the current unpaid principal and accrued interest of $3,692,250;

         WHEREAS, Borrower has requested Bank to renew the outstanding balance on the existing note and to advance to Borrower an additional sum of money under a revolving line of credit up to Five Million Dollars ($5,000,000.00), to be used by Borrower to support growth of accounts receivable and inventory;

         WHEREAS, Global Election Systems, Inc. Canada (herein called "Guarantor"), having executed and delivered or will execute and deliver a Guaranty Agreement (herein called the "Guaranty Agreement"); and

         WHEREAS, Bank has agreed to make the Loan subject, however, to the remaining terms and provisions of this Agreement;

         NOW, THEREFORE, in consideration of the premises, Bank hereby agrees to lend to Borrower, and Borrower hereby agrees to borrow from Bank, amounts of money up to but not in excess of the principal sum of the Note on and subject to the following terms and conditions.


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DEFINITIONS

"AFFILIATE" of any Person shall mean any other Person directly or indirectly, controlling, controlled by, or under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares or by contract or otherwise.

"CAPITAL LEASE" shall mean, as of any date, any lease of property, real or personal, which would be capitalized on a balance sheet of the lessee prepared as of such date in accordance with Generally Accepted Accounting Principles, together with any other lease by such lessee which is in substance a financial lease, including without limitation, any lease under which (i) such lessee has or will have an option to purchase the property subject thereto at a nominal amount or an amount less than reasonable estimate of the fair market value of such property as of the date such lease is entered into, or (ii) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

"CURRENT LIABILITIES" means, as of any date, the Current Liabilities which would be reflected on a balance sheet of Borrower prepared as of such date in accordance with Generally Accepted Accounting Principles.

"ELIGIBLE ACCOUNT RECEIVABLE" shall be defined as an Account Receivable which meets each of the following requirements:

If it arises from the sale of goods, such goods have been shipped or delivered to and, to the knowledge of Borrower, accepted by the Account Debtor under such Account Receivable;

To the knowledge of Borrower, it is a valid, legally enforceable obligation of the Account Debtor thereunder, and is not subject to any counterclaim or other defense on the part of such Account Debtor or to any claim on the part of such Account Debtor denying liability thereunder in whole or in part; ("in part" does not include disputes in the normal course of business where the amount disputed represents 10% or less of the invoice amount, and the collectibility of the undisputed portion is unquestioned by Borrower);

It is not subject to any lien or security interest whatsoever, other than the security interest hereunder;

It is evidenced by an invoice, dated no more than ninety (90) days before the date of the Borrowing Base Certificate, rendered to such Account Debtor, and is not evidenced by an instrument or chattel paper; It is not owing by an Account Debtor who shall have failed to pay in full any invoice evidencing any Account Receivable within one hundred twenty (120) days after the due date; and

No account debtor in respect of such account is (i) an Affiliate of Borrower, or
(ii) the subject of a proceeding under any applicable bankruptcy laws.

Values given to all Accounts Receivable must be on accordance with Generally Accepted Accounting Principles.

An Account Receivable which at any time is an Eligible Account Receivable, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account Receivable for so long as it shall fail to requalify as an Eligible Account Receivable.

"INTANGIBLE ASSETS" means those assets which are (i) deferred assets, other than prepaid insurance and prepaid taxes, (ii) patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expenses, and other similar assets which would be classified as intangible assets on a balance sheet


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prepared in accordance with Generally Accepted Accounting Principles, and (iii)
unamortized debt discount and expense.

"INTEREST COVERAGE RATIO" shall mean the amount of earnings before interest and taxes are deducted, divided by the amount of any interest payments.

"PERSON" includes an individual, a corporation, a joint venture, a general or limited partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

"QUICK RATIO" Shall mean the amount of current assets, less inventory, divided by current liabilities.

"SUBORDINATED INDEBTEDNESS" shall mean any Indebtedness of Borrower which expressly contains in the instruments evidencing such Indebtedness or in the indenture or other similar instrument under which such Indebtedness is issued (which indenture or other similar instrument shall be binding on all holders of such Indebtedness), subordination provisions (in form and substance satisfactory to Bank) substantially to the effect that the holder agrees that the Indebtedness evidenced by such instrument, and any renewals or extensions thereof, shall at all times and in all respects be subordinated and junior in right of payment to the Loan.

"TANGIBLE NET WORTH" means, as of any date, the total Capital which would appear on a balance sheet of Borrowers prepared as of such date in accordance with Generally Accepted Accounting Principles, less the aggregate book value of Intangible Assets and assets due from Affiliates shown on such balance sheet, plus subordinated indebtedness shown on such balance sheet.

THE LOAN

REVOLVING LINE OF CREDIT. Bank will make available to Borrower a Revolving Line of Credit up to a maximum of Five Million and No/100 Dollars ($5,000,000.00). Subject to the conditions of this Loan Agreement, Borrower may borrow, repay and reborrow all or part of the Revolving Line of Credit, upon giving Bank notice no later than noon Central Time (whether standard or daylight savings time) of its requirement on any business day. All borrowings under the Revolving Line of Credit must be made before five (5) days prior to the maturity of said loan, at which time all the unpaid principal and accrued interest shall be due and payable. The Revolving Line of Credit shall be evidenced by a promissory note (the "Note"). All funds so advanced will be to support the growth of Borrower's accounts receivable and inventory.

INTEREST. The unpaid principal balance of the Revolving Line of Credit shall bear interest at the rate of WSJ Prime Floating per year, and which shall vary concurrently with any change in such WSJ Prime. Interest shall be computed on the basis of the actual number of days during which the principal is outstanding divided by three hundred sixty (360) which shall, for the purposes of interest computation, be considered one year. Interest shall be payable according to the Note.

DEFAULT RATE OF INTEREST. If all or a portion of the principal amount of any of the Loan made hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) such overdue principal amount, and to the extent permitted by law, overdue interest thereon, shall be payable on demand at the highest lawful rate.


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PERIOD. All credit extended under this Revolving Line of Credit, including interest thereon, shall be due and payable 364 days after closing, if not earlier due and payable in accordance with the terms and conditions herein, by operation of law, or upon the agreement of the parties hereto.

SECURITY. Borrower shall grant or cause to be granted to Bank a first priority lien on the following assets subject only to such exceptions as are acceptable to Bank:

Eighty percent (80%) of Borrower's accounts receivable less than one hundred twenty (120) days old. If fifty percent (50%) or more of any account receivable is greater than one hundred twenty (120) days old, the entire account shall be deemed ineligible to be security hereunder for any loans to Borrower. In no event shall the amount advanced hereunder to Borrower exceed the amount of eligible accounts receivable.

LOAN GUARANTY OF GLOBAL ELECTION SYSTEMS, INC. CANADA

ANY AND ALL PROPERTY USED TO SECURE ANY OTHER INDEBTEDNESS OWED TO BANK BY BORROWER. PRIOR TO ANY DISBURSEMENT OF THE LOAN, BORROWER WILL EXECUTE ALL DOCUMENTS NECESSARY TO PERFECT THE SECURITY INTEREST.

CONTROLLING DOCUMENT. In the event of any inconsistency between the terms of this Loan Agreement and the Note or any other documents required to be delivered to Bank in connection with the Loan, the terms of the Note or such other documents will prevail over the terms of this Loan Agreement.

PRODUCTION OF FINANCIAL STATEMENT. Bank shall have no obligation to advance any funds hereunder until such time as Borrower provides to Bank a Financial Statement as of March 31, 2000, as provided hereinafter in Section 4.4.

CONDITIONS PRECEDENT TO THE LOAN

Bank shall not disburse all or any portion of the proceeds of the Loan unless at or prior to the time for the making of such disbursement, the following conditions have been fulfilled:

COMPLIANCE. Borrower shall have performed and complied with all terms and conditions required by this Agreement to be performed or complied with by it prior to or at the date of the making of any disbursement and shall have executed and delivered to Bank the Note and all other securing documents.

CURRENT FINANCIAL STATEMENT. Borrower shall have provided to Bank a statement of Borrower as of March 31, 2000 as well as a copy of its SEC form 10Q as required in Section 5.10 of this agreement.

GUARANTOR. Global Election Systems, Inc. Canada ("Guarantor") shall have executed with respect to the Loan and delivered to Bank its continuing guaranty, on the standard form for continuing guaranties used by Bank. Not later than ninety (90) days following any renewal, extension or modification of this loan, Borrower shall cause Guarantor to submit to Bank Guarantor's financial statement.

SUBORDINATION. Borrower shall execute an affidavit acceptable to Bank stating the non-existence of any debt of Borrower other than the Loan and debt incurred in the ordinary course of business.

BORROWING RESOLUTION. Borrower shall have provided Bank with copies of resolutions duly adopted by Borrower and authorizing this Agreement and all things required of Borrower pursuant to this


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AGREEMENT. Such resolutions shall also designate the Persons who are authorized to act on borrower's behalf in connection with this Agreement and to do the things required of Borrower pursuant to this Agreement.

CONTINUING COMPLIANCE. At the time a requested disbursement is to be made, there shall not exist any event, condition or act which constitutes an Event of Default as defined in Section 7.1 hereof or any event, condition, or act which, with notice, lapse of time, or both, would cause such an Event of Default to exist immediately after the disbursement were it to be made.

REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants that:

PRINCIPAL BUSINESS ACTIVITY. The business of Borrower is the manufacture and distribution of vote accumulation and tabulation equipment.

AUTHORITY TO BORROW. The execution, performance and delivery of this Agreement, the Note and all other agreements and instruments required by Bank in connection with the Loan are not in contravention of any of the terms of any indentures, agreements, or undertakings to which Borrower is a party or by which it or any of its property is bound of affected.

FINANCIAL STATEMENT. A statement of financial condition of Borrower as of March 31, 2000 has heretofore been furnished to Bank and is true and complete and fairly represents Borrower's financial condition during the periods covered thereby.

NO ADVERSE CHANGE. Except for assets which may have been disposed of in the ordinary course of business, Borrower has good title to all property of Borrower, free and clear of all liens, encumbrances, security interest and adverse claims, except those specifically set forth, to all of the property reflected in its statement of financial condition on March 31, 2000, and to all property acquired by Borrower since that date.

LITIGATION. There is no litigation or proceeding pending or, to the knowledge of Borrower, threatened against Borrower of any of its property, the results of which, if decided adversely, would substantially affect the financial condition, property, or business of Borrower in an adverse manner or result in liability in excess of Borrower's insurance coverage.

DEFAULT. Borrower is not now in default in the payment of any of its material obligations, and there exists no event, condition or act which constitutes an Event of Default as defined in Section 1 hereof and no condition, event, or act which with notice of lapse of time would constitute such Event of Default.

ORGANIZATION. Borrower is duly organized and existing under the laws of the State of Delaware, without limitation to its existence, and has the power and authority to carry on the business in which it is engaged and/or proposes to engage, both in Delaware and the State of Texas.

POWER. Borrower has the power and authority to enter into this Agreement and to execute and deliver the Note and all of the documents required by this Agreement.

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AUTHORIZATION. This Agreement and all things required by this Agreement have been duly authorized by all requisite actions of the directors of Borrower.

QUALIFICATION. Borrower is duly qualified and in good standing wherever such qualification is required.

CONTINUING REPRESENTATIONS. These representations shall be considered to have been made again at and as of the date of each disbursement of the Loan and shall be true and correct as of that date.

ERISA. All defined benefit pension plans as defined in the Employees Retirement Income Security Act of 1974, as amended ("ERISA"), of Borrower meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA, and no Reportable Event or Prohibited Transaction as defined in ERISA has occurred with respect to any such plan.

REGULATION U. No action has been taken or is currently planned by the Borrower, or any agent action on its behalf, which would cause this Agreement or the Note to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities and Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks as one of its important activities.

AFFIRMATIVE COVENANTS OF BORROWER

Until the Note and all other sums payable pursuant to this Agreement or any other agreement or instrument required by Bank in connection with the Loan have been paid in full, unless Bank waives compliance in writing, Borrower agrees that:

USE OF PROCEEDS. Borrower will use the net proceeds of the Loan only for the purchase of inventory for the conduct of the business in which it is presently engaged, or in which it presently proposes to engage, and to support the growth of its accounts receivable.

PAYMENT OF OBLIGATIONS. Borrower will pay and discharge promptly all taxes, assessments and other governmental charges and claims levied or imposed upon it or its property, or any part thereof; provided, however, that Borrower shall have the right in good faith to contest any such taxes, assessments, charges or claims and, pending the outcome of such contest, to delay or refuse payment thereof provided that adequate funded reserves are established by it to pay and discharge any such taxes, assessments, charges and claims.

MAINTENANCE OF EXISTENCE. Borrower will maintain and preserve it existence and assets and all rights, franchises, and other authority necessary for the conduct of its business and will maintain and preserve its property, equipment, and facilities in good order, condition, and repair. Bank may, at reasonable times, visit and inspect any of the properties of Borrower.

MANAGEMENT OF BORROWER. Borrower will continue to be managed by its present president. The management of Borrower will not be changed.


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RECORDS. Borrower will keep and maintain full and accurate accounts and records of its operation according to Generally Accepted Accounting Principles and Practices and will permit Bank to have access thereto, to make examination thereof, and to make audits during regular business hours.

MINIMUM NET WORTH. Borrower shall maintain a minimum tangible net worth of Ten Million and No/100 U.S. Dollars ($10,000,000.00) during the term of the loan, or any renewals, modifications or extensions thereof.

MAXIMUM LIABILITIES. Borrower's ratio of Total Liabilities to Net Worth shall not exceed 1.0:1.

QUICK RATIO. During the term of the loan, or any renewals, modifications or extensions thereof, Borrower shall maintain a minimum Quick Ratio of 1.25:1.

INTEREST COVERAGE RATIO. During the term of the loan, or any renewals, modifications or extensions thereof, Borrower shall maintain a minimum Interest Coverage Ratio of 3.0:1. The interest coverage ratio will be calculated on a rolling four (4) quarter basis.

INFORMATION FURNISHED. Borrower will furnish to Bank:


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A borrowing base report on a weekly basis; which frequency may be increased at the discretion of Bank;

An accounts receivable aging on a monthly basis;

An accounts payable aging on a monthly basis;

A sales journal summary on a weekly basis;

A cash receipts summary on a weekly basis;

An accounts receivable reconciliation on a monthly basis;

Copies of all new contracts generated on a monthly basis;

A summary report of all open contract on a monthly basis;

A monthly internally prepared balance sheet and statement of income and expenses no later than fifteen (15) days following each month end;

Within sixty (60) days after the close of each fiscal quarter, except for the last quarter of each fiscal year, its unaudited income and expense statement with supportive schedules and statement of retained earnings for that quarter, prepared in accordance with General Accepted Accounting Principles and Practices and certified as correct to the best of the knowledge and belief of its Chief Financial Officer;

Within one-hundred twenty (120) days after the close of each fiscal year, a copy of its statement of financial condition including, at least, its balance sheet as of the close of such fiscal year, its income and expense statement and retained earnings statement for such fiscal year, examined and prepared on an audited basis by independent Certified Public Accountants selected by Borrower and reasonable satisfactory to Bank, in accordance with Generally Accepted Accounting Principles applied on a basis consistent with that of the previous year;

Borrower shall provide lender a copy of its SEC forms 10Q and 10K within 15 days of filing;

Copies of its federal income tax returns as Bank may reasonable request from time to time.

Such other of its financial statements, books, or records as Bank may reasonably request from time to time;

In connection with each financial statement provided hereunder, a statement executed by the President or Chief Financial Officer of Borrower, certifying that no defaults have occurred hereunder and no events exist which with the passage of time would be defaults hereunder;

In connection with each fiscal year-end statement provided hereunder, the management letter of Borrower's Certified Public Accountant if such a management letter is issued.

OTHER REQUIREMENTS:

Borrower will maintain its operating account with Bank;

Borrower will maintain a Dominion Account with Bank. Borrower agrees to deposit all proceeds collected and or received from accounts, contracts, etc. pledged to Bank under the Mortgage into said Dominion Account. Each day, any balance in the Dominion Account will used to reduce the then outstanding principal balance of the note;

Bank shall be permitted to conduct a field audit of Borrower's accounts and inventory on a semi-annual basis, which frequency may increased at the discretion of Bank;

Borrower may be required at the discretion of Bank to maintain a lock box for purposes of receipt of accounts receivable payments.


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INSURANCE. Borrower will keep all of its insurable property, real, personal, or mixed adequately insured by good and responsible companies approved by Bank against fire and such other risks as are customarily insured against by companies conducting similar business with like properties.
Borrower will furnish to Bank statements of its insurance coverage, will promptly furnish other or additional insurance deemed necessary by and upon request of Bank to the extent that such insurance may be available, and hereby assigns to Bank, as security for the payment of the Note, the proceeds of any such insurance. Prior to any disbursement of the Loan, Bank will be named loss payee on all policies insuring collateral. Borrower will maintain adequate worker's compensation insurance and adequate insurance against liability for damage to Persons and property. All policies shall require ten (10) days written notice to Bank before any policy may be altered or canceled.

COSTS. Upon the occurrence of an Event of Default (other than the occurrence of any Event of Default specified in Section 7.1 hereof, in which event the five
(5) day cure period set forth in Section 7.1(a) must first expire), Borrower shall pay or reimburse Bank for all costs, expenses and fees incurred by Bank associated with collection of funds due Bank or enforcement of Bank's remedies.

NOTICE OF DEFAULT. Borrower will give prompt written notice to bank of all events of default known to Borrower under any of the terms or provisions of this Agreement or of any other agreement, contract, document, or instrument entered, or to be entered into by it, change in management, change in name, litigation, and of any other matter which has resulted in, or might result in, a materially adverse change in financial condition or operation.

LITIGATION AND ATTORNEYS' FEES. Upon the occurrence of an Event of Default (other than the occurrence of any Event of Default specified in Section 7.1(a) hereof, in which event the five (5) day cure period set forth in Section must first expire), Borrower will pay promptly to Bank without demand, reasonable attorneys' fees (including but not limited to the reasonable estimate of the allocated costs and expenses paid or incurred by bank in collection or compromising the Loan or in enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement or any other agreement or instrument required by Bank in connection with the Loan), whether or not suit is filed. If suit is filed, only the prevailing party shall be entitled to attorneys' fees and court costs.

REPORTS UNDER PENSION PLANS. Borrower shall furnish to Bank, as soon as possible and in any event within fifteen (15) days after Borrower knows or has reason to know that any event or condition described in Section 4.12 herein has occurred, a statement of a senior officer of Borrower describing such event or condition and the action, if any, which Borrower proposes to take with respect thereto.

NEGATIVE COVENANTS OF BORROWER

Until the Note and all other sums payable pursuant to this Agreement or any other agreement or instrument required by Bank in connection with the Loan have been paid in full, unless Bank waives compliance in writing, Borrower agrees that:

ENCUMBRANCES AND LIENS. Borrower will not create, assume or suffer to come into existence after the date of the Note, any mortgage, pledge, security interest, encumbrance, or lien on property of any kind, real, personal, or mixed, now owned or hereafter acquired, or upon the income or profits thereof, except (a) to bank; (b) minor encumbrances, easement, licenses, restrictions on real property or minor

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irregularities in title thereto which do not materially affect its market value;
(c) purchase money security interests encumbering only the property purchased;
(d) subordinate landlord's lien; (e) materialmen's, mechanics', carriers', workmen's, repairmen's or other like liens arising in the ordinary course of business which are not delinquent or which are being contested in good faith; or
(f) liens for taxes not delinquent and for taxes and other items being contested in good faith.

BORROWINGS. Except as provided in Section 6.03, Borrower will not sell, discount or otherwise transfer any account receivable or any note, draft or other evidence of indebtedness, except to Bank or except to a financial institution at face value for deposit or collection purposes only and without any fee other than fees normally charged by the financial institution for deposit or collection services. Borrower will not borrow any money, become contingently liable to borrow money, nor enter any agreement to directly or indirectly obtain borrowed money, except:

INDEBTEDNESS TO BANK;

INDEBTEDNESS EXISTING ON THE DATE HEREOF AND REFLECTED IN THE FINANCIAL STATEMENTS REFERRED TO IN SECTION 4.3;

UNSECURED INDEBTEDNESS INCURRED IN THE ORDINARY COURSE OF BUSINESS.

WAIVER OF SECURITY BY BANK. In the event Bank should, after review, refuse to accept an account receivable or other indebtedness due Borrower as collateral to advance additional sums to Borrower under the referenced line of credit, Borrower shall then have the right to receive from Bank a written waiver of Bank's security interest in and to account receivable or other indebtedness only. After receiving such a written waiver, Borrower shall then (and only then) have the right to use such account receivable or other indebtedness as security for another loan which Borrower may then make.

LIQUIDATION OR MERGER. Borrower will neither liquidate nor dissolve nor enter into any consolidation, merger, partnership, or other combination, nor convey, nor sell, nor lease all or the greater part of its assets of business, nor purchase nor lease all or the greater part of the assets or business of another.

LOANS, ADVANCES AND GUARANTIES. Borrower will not, except in the ordinary course of business as currently conducted, make any loans or advances, nor become a guarantor or surety, nor pledge its credit or properties in any manner, nor extend credit.

EVENT OF DEFAULT

EVENT OF DEFAULT. If one or more of the following described Events of Default shall occur:


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BORROWER SHALL DEFAULT IN THE DUE AND PUNCTUAL PAYMENT OF THE PRINCIPAL OR
INTEREST ON ANY NOTE ISSUED HEREUNDER, OR ANY OTHER INDEBTEDNESS DUE BANK; OR

ANY REPRESENTATION OR WARRANTY MADE BY BORROWER HEREIN OR IN ANY CERTIFICATE OR FINANCIAL OR OTHER STATEMENT HERETOFORE OR HEREAFTER FURNISHED BY BORROWER, ITS OFFICER OR ANY GUARANTOR, SHALL PROVE TO BE IN ANY MATERIAL RESPECT FALSE AND MISLEADING; OR

DEFAULT SHALL BE MADE BY BORROWER IN THE DUE PERFORMANCE OR OBSERVANCE OF ANY COVENANT OR CONDITION OF THIS AGREEMENT; OR

THE FILING BY BORROWER OR GUARANTOR OF ANY PETITION UNDER BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, OR OTHER DEBTOR'S RELIEF LAWS, OR THE FILING AGAINST BORROWER OF ANY SUCH PETITION IF THE FILING AGAINST BORROWER IS NOT DISMISSED WITHIN THIRTY (30) DAYS THEREAFTER; OR

THE MAKING BY BORROWER OF AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; OR

THE LEVY OF ANY ATTACHMENT, EXECUTION OR OTHER LIKE PROCESS AGAINST ANY OF BORROWER'S PROPERTY, IF SUCH ATTACHMENT, EXECUTION OR PROCESS IS NOT RELEASED WITHIN THIRTY (30) DAYS THEREAFTER; OR

THE VOLUNTARY SUSPENSION OF BUSINESS BY BORROWER; OR

THE ENTRY OF ANY DECREE OR ORDER OF A COURT HAVING JURISDICTION OVER THE PROPERTY APPOINTING A RECEIVER OF ALL OR ANY SUBSTANTIAL PART OF BORROWER'S PROPERTY, IF SUCH ORDER OR DECREE IS NOT REVERSED OR VACATED WITHIN THIRTY (30) DAYS THEREAFTER; OR

BORROWER SHALL COMMIT TO DO, OF FAIL TO COMMIT TO DO ANY ACT OR THING WHICH WOULD CONSTITUTE AN EVENT OF DEFAULT UNDER ANY OF THE TERMS OF ANY OTHER AGREEMENT, DOCUMENT, OR INSTRUMENT EXECUTED BY IT FOR THE BENEFIT OF BANK IN CONNECTION WITH THE LOAN;

ANY SALE, LEASE, CONVEYANCE, ASSIGNMENT OR TRANSFER OF ALL OR ANY PART OF THE PROPERTY OR ANY INTEREST THEREIN, WHETHER BY OPERATION OF LAW OR OTHERWISE, EXCEPT AS ALLOWED AND PROVIDED IN THIS AGREEMENT;

BORROWER DISSOLVES OR TERMINATES ITS EXISTENCE OR DISCONTINUES ITS USUAL BUSINESS; OR BORROWER IS ENJOINED, RESTRAINED OR IN ANY WAY PREVENTED BY COURT ORDER OR ORDER OF ANY GOVERNMENTAL AUTHORITY FROM CONDUCTING ALL OR ANY MATERIAL PART OF ITS BUSINESS AND SUCH ORDER SHALL NOT BE LIFTED WITHIN FORTY-FIVE (45) DAYS;

DEFAULT BY BORROWER ON ANY LOAN, LEASE OR OTHER FINANCIAL OBLIGATION WITH A FINANCIAL INSTITUTION OTHER THAN HIBERNIA NATIONAL BANK ITS SUCCESSORS OR ASSIGNS.

Bank will provide Borrower with written notice of default and will allow Borrower five (5) days in the case of 7.1(a) above, and thirty (30) days in the case of any other default to cure the default. If the default has not been cured upon the expiration of the applicable cure period, then, or at any time thereafter, and in each and every case, at the option of Bank, the Loan outstanding under this Loan Agreement shall thereupon, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, if not otherwise then due and payable, anything herein or in any note or other agreement, contract, document or instrument contained to the contrary notwithstanding, and Bank may immediately enforce payment of all liabilities of Borrower under this Agreement. Notwithstanding anything to the contrary contained herein, Bank shall have no duty to make advances during any cure period provided.

MISCELLANEOUS PROVISIONS

ADDITIONAL REMEDIES. The rights, powers, and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers, and remedies given to Bank by law against Borrower or any other Person, including but not limited to Bank's rights of setoff or banker's lien.

NONWAIVER. Any forbearance or failure or delay by Bank in exercising any right, power or remedy hereunder shall not be deemed a waiver thereof and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof. No waiver shall be effective unless it is in writing and signed by an officer of the Bank.

In no event shall Lender's rights and interests under the Loan Documents be construed to give Lender the right to control, or be deemed to indicate that Lender is in control of, the business, properties, management function or operating decisions made by Borrower.

The relationship between Lender and Borrower is solely that of lender and borrower. Lender has no fiduciary or other special relationship with Borrower. Nothing contained in the Loan Documents is intended to create any partnership, joint venture or association between Borrower and Lender or in any way make Lender a co-principal with Borrower with reference to the Property. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

All conditions to the obligations of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will make advances in the absence of strict compliance with any or all thereof, but any or all of such conditions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

It is the intention of the parties hereto to conform strictly to applicable state and federal usury laws. Accordingly, notwithstanding anything to the contrary in the Note, this Agreement, or any of the other Loan Documents, it is agreed as follows: (i) the aggregate of all charges which constitute interest under the applicable state and federal laws that are contracted for, chargeable or receivable under the Note, this Agreement, or any of the other Loan Documents shall under no circumstances exceed the maximum amount of interest permitted by applicable law, and any excess shall be deemed a mistake in calculation and canceled automatically and, if theretofore paid, shall be either refunded to Borrower or credited on the principal amount of the Note; and (ii) in the event that the maturity of the Note is accelerated by reason of an election of Lender resulting from an Event of Default under the Note, this Agreement or any of the other Loan Documents, then earned interest may never include more than the maximum amount permitted by applicable law, and unearned interest, if any, provided for in the Note, this Agreement, or any of the other Loan Documents shall be canceled automatically and, if theretofore paid, shall be either refunded to Borrower or credited on the principal amount of the Note. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Note, this Agreement, or any of the other Loan Documents which are made for the purpose of determining whether such rate exceeds the applicable maximum lawful contract rate, shall be made, to the extent permitted by such applicable laws, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise by the holder or holders of the Note.

INUREMENT. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assignees of Borrower.

APPLICABLE LAW. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the State of Texas, and to the jurisdiction of whose courts the parties hereto agree to submit.

PERFORMANCE. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be performable in Collin County, Texas.

SEVERABILITY. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

TIME OF THE ESSENCE. Time is hereby declared to be of the essence of this Agreement and of every part thereof.

INTEGRATION CLAUSE. Except for documents and instruments specifically referenced herein, this Agreement constitutes the entire agreement between Bank and Borrower regarding the Loan and all prior communications verbal or written between Borrower and Bank shall be of no further effect or evidentiary value.

CONSTRUCTION. The paragraph headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

AMENDMENTS. This Agreement may be amended only in writing signed by all parties hereto.

DOCUMENTATION. All documentation evidencing or pertaining to the Loan shall be on Bank's standard forms or in form and content acceptable to Bank.

KNOWLEDGE. In the context hereof and in the associated loan documents, knowledge shall be imputed to Borrower when known by Global Election Systems, Inc. upon notice sent to the address listed in Section 9.01.

SERVICE OF NOTICE

MANNER OF NOTICE. Any notices or other communications provided for or allowed hereunder shall be considered to have been validly given if delivered personally with appropriate evidence of same or two (2) days after being deposited in the United States Mail by registered or certified mail, return receipt requested, postage prepaid and address:

          If to Borrower:                GLOBAL ELECTION SYSTEMS, INC.
                                         1611 Wilmeth Road
                                         McKinney, Texas 75069

          If to Bank:                    HIBERNIA NATIONAL BANK
                                         P.O. Box 399
                                         McKinney, Texas 75070

TELEPHONIC REQUEST FOR ADVANCES. Borrower authorizes Bank to make advances on the Revolving Line of Credit in response to telephonic requests by Borrower. Borrower acknowledges that Bank's agreement to permit Borrower to request advances by telephonic notice is solely for the convenience of Borrower, and Borrower agrees that Bank shall (in the absence of actual knowledge to the contrary) be entitled to rely on the authority of any Person purporting to be a Person authorized by Borrower in writing to give such notices and shall not have any liability for acting in accordance with any such telephonic notice believed by Bank in good faith to have been by an authorized individual. If Bank, in good faith, does not believe the Person requesting advances has the requisite authority to make such request, Bank shall not be obligated to make advances pursuant to said request.

CHANGE OF ADDRESS. The addresses to which notices or demands are to be given maybe changed from time to time by notice served as provided above.

THIS AGREEMENT is executed on behalf of the parties by duly authorized officers as of the date first above written.


                                      HIBERNIA NATIONAL BANK


                                      By:
                                         ---------------------------------


                                      GLOBAL ELECTION SYSTEMS, INC.


                                      By:
                                         ---------------------------------

                                                                      SCHEDULE 1

                               COMMERCIAL GUARANTY

-------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL  LOAN DATE    MATURITY      LOAN NO.        CALL      COLLATERAL       ACCOUNT        OFFICER      INITIALS
                                                                                                   1044
------------ ---------- ------------- -------------- ----------- -------------- -------------- -------------- -----------
   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

-------------------------------------------------------------------------------------------------------------------------


BORROWER:                                           Global Election Systems, Inc. (TIN: 850394190)
                                                    1611 Wilmeth Road
                                                    McKinney, TX 75069

LENDER:                                             Hibernia National Bank
                                                    Attn: Loan Documentation-Alexandria
                                                    2318 Richmond Rd.
                                                    Texarkana, TX 75503

GUARANTOR:                                          Global Election Systems, Inc. Canada
                                                    1562 Rand Avenue
                                                    Vancouver, BC V6P3G2

=========================================================================================================================

AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, Global Election Systems, Inc. Canada ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Hibernia National Bank ("Lender") or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of Global Election Systems, Inc. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

         BORROWER. The word "Borrower" means Global Election Systems, Inc..

         GUARANTOR. The word "Guarantor" means Global Election Systems, Inc. Canada.

         GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated July 19, 2000.

         INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, attorneys' fees, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

         LENDER. The word "Lender" means Hibernia National Bank, its successors and assigns.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.


NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation and Lender's written acknowledgment of receipt. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur In the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening or otherwise affecting Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding, or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or non-action on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever. If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws. Guarantor waives all rights of Guarantor under Chapter 34 of the Texas Business and Commerce Code. Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty. Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of Texas. If there is a lawsuit, and if the transaction evidenced by this Guaranty occurred in Bowie

County, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Bowie County, State of Texas. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas and applicable Federal laws.

         ATTORNEYS' FEES. In addition to the amount of this Guaranty set forth above, Lender may hire an attorney to help enforce this Guaranty if Guarantor does not pay, and Guarantor will pay Lender's reasonable attorneys' fees. Guarantor also will pay Lender all other amounts actually incurred by Lender as court costs, lawful fees for filing, recording, or releasing to any public office any instrument securing this Guaranty; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Guaranty.

         NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

         INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JULY 19, 2000.

GUARANTOR:

GLOBAL ELECTION SYSTEMS, INC. CANADA

BY: /s/ HOWARD VAN PALT
   ------------------------------------
   Howard Van Pelt, President

                                                                      SCHEDULE 2



                          COMMERCIAL SECURITY AGREEMENT

------------------- ----------- -------------- ----------- ------------- ------------ ------------ ------------ ------------
    Principal       Loan Date     Maturity      Loan No.       Call      Collateral     Account      Officer     Initials
   $5,000,000.00    07-19-2000   07-18-2001                                                           1044
------------------- ----------- -------------- ----------- ------------- ------------ ------------ ------------ ------------
     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
----------------------------------------------------------------------------------------------------------------------------

BORROWER: Global Election Systems, Inc.     LENDER: Hibernia National Bank
          (TIN:  850394190)                         Attn:  Loan Documentation -
          1611 Wilmeth Road                         Alexandria
          McKinney, TX  75069                       2318 Richmond Rd.
                                                    Texarkana, TX  75503
================================================================================

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN GLOBAL ELECTION SYSTEMS, INC. (REFERRED TO BELOW AS "GRANTOR"); AND HIBERNIA NATIONAL BANK (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         ALL ACCOUNTS AND GENERAL INTANGIBLES

In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         (a) All accessions, accessories, increases, and additions to and all replacements of and substitutions for any property described above.

         (b) All products and produce of any of the property described in this Collateral section.

         (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

         (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

         (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

GRANTOR. The word "Grantor" means Global Election Systems, Inc., its successors and assigns.

GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and earned interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise.

LENDER. The word "Lender" means Hibernia National Bank, its successors and assigns.

NOTE. The word "Note" means the note or credit agreement dated July 19, 2000, in the principal amount of $5,000,000.00 from Global Election Systems, Inc. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

ORGANIZATION. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas. Grantor has its chief executive office at 1611 Wilmeth Road, McKinney, TX 75069. Grantor will notify Lender of any change in the location of Grantor's chief executive office.

AUTHORIZATION. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or order applicable to Grantor.

PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this. Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Texas, without the prior written consent of Lender.

TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

COLLATERAL SCHEDULES AND LOCATIONS. As often as lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender. GRANTOR MAY FURNISH THE REQUIRED INSURANCE WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY GRANTOR OR THROUGH EQUIVALENT INSURANCE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF TEXAS. If Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may, but shall not be required to, do so at Grantor's expense, and the cost of the insurance will be added to the Indebtedness. If any such insurance is procured by Lender at a rate or charge not fixed or approved by the State Board of Insurance, Grantor will be so notified, and Grantor will have the option for five (5) days of furnishing equivalent insurance through any insurer authorized to transact business in Texas. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the Note rate from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand,
(b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

INSECURITY. Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Texas Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness immediately due and payable, without notice.

ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter, provided Lender does so without a breach of the peace or a trespass, upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Texas. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the State of Texas. Lender and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and applicable Federal laws.

ATTORNEYS' FEES AND OTHER COSTS. Lender may hire an attorney to help collect the
Note if Grantor does not pay, and Grantor will pay Lender's reasonable attorneys' fees. Grantor also will pay Lender all other amounts actually incurred by Lender as court costs, lawful fees for filing, recording, or releasing to any public office any instrument securing the Note; the reasonable cost actually expended, for repossessing; storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for the Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 19, 2000.

GRANTOR:


GLOBAL ELECTION SYSTEMS, INC.

By:
   -------------------------------
   Howard T. Van Pelt, President